UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	P.O. Box 36611, Dallas, Texas	75235-1611
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”) was held in Annapolis, Maryland on Wednesday, May 16, 2018.

(b)	The following matters were voted on by the Company’s Shareholders at the Annual Meeting and received the following votes:

1.	Proposal 1 – Election of eleven Directors for terms expiring at the 2019 Annual Meeting of Shareholders:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES

David W. Biegler	444,905,265	16,988,063	2,094,799	77,322,010

J. Veronica Biggins	458,273,933	3,523,539	2,190,655	77,322,010

Douglas H. Brooks	458,159,481	3,560,845	2,267,801	77,322,010

William H. Cunningham	445,977,404	15,950,892	2,059,831	77,322,010

John G. Denison	457,716,466	4,157,923	2,113,738	77,322,010

Thomas W. Gilligan	458,782,189	2,907,194	2,298,744	77,322,010

Gary C. Kelly	444,649,379	13,926,480	5,412,268	77,322,010

Grace D. Lieblein	458,792,905	2,756,359	2,438,863	77,322,010

Nancy B. Loeffler	452,399,108	9,352,090	2,236,929	77,322,010

John T. Montford	450,600,193	11,305,623	2,082,311	77,322,010

Ron Ricks	455,461,412	6,930,925	1,595,790	77,322,010

2.	Proposal 2 – An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
444,416,395	17,758,644	1,813,088	77,322,010

3. Proposal 3 – A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
529,855,755	9,894,004	1,560,378	0

4. Proposal 4 – An advisory (non-binding) vote on a shareholder proposal to require an independent board chairman:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
172,049,272	289,750,311	2,188,544	77,322,010

5. Proposal 5 – An advisory (non-binding) vote on a shareholder proposal to permit shareholder action by written consent:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
71,459,866	388,709,774	3,818,487	77,322,010

(c)	Not applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 21, 2018	By:	/s/ Mark R. Shaw
Mark R. Shaw, Senior Vice President, General Counsel, & Corporate Secretary